Exhibit 99.3

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

On May 4, 2009, Spectra Energy Partners, LP (SEP) acquired all of the ownership interests of NOARK Pipeline System, Limited Partnership (NOARK) from Atlas Pipeline Partners, L.P. (Atlas) for approximately $294.5 million. NOARK’s assets consist of 100% ownership interest in Ozark Gas Transmission, L.L.C., a 565-mile Federal Energy Regulatory Commission (FERC) regulated interstate natural gas transmission pipeline system and Ozark Gas Gathering, L.L.C., a 365-mile, fee-based, state regulated natural gas gathering system. The transaction was funded by $218.0 million drawn on available bank credit facility, $70.0 million borrowed under a $150.0 million credit facility with Spectra Energy Corp and $6.5 million from cash on hand. This transaction was refinanced on May 27, 2009 through the issuance of 9.8 million shares of SEP limited partner units and 0.2 million shares of SEP general partner units, resulting in net proceeds of $212.2 million that was used to repay $142.2 million drawn on SEP’s bank credit facility and $70.0 million drawn on the credit facility with Spectra Energy Corp.

The following unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2008 and for the quarter ended March 31, 2009 have been prepared as if the acquisition had occurred on January 1, 2008 and January 1, 2009, respectively. The unaudited pro forma condensed consolidated balance sheet at March 31, 2009 has been prepared as if the acquisition had occurred on March 31, 2009. The pro forma statements of operations, however, are not necessarily indicative of SEP’s operations going forward.

The unaudited pro forma condensed consolidated financial information reflects pro forma adjustments that are described in the accompanying notes and are based on available information and certain assumptions we believe are reasonable but are subject to change. In our opinion, all adjustments that are necessary to present fairly the pro forma information have been made. The following unaudited pro forma condensed consolidated financial information does not purport to represent what SEP’s results of operations would have been if the acquisition had occurred on January 1, 2008 or January 1, 2009 or what its financial position would have been if the acquisition had occurred on March 31, 2009. The unaudited pro forma condensed consolidated financial information should be read in conjunction with SEP’s historical financial statements and related notes filed in its 2008 Form 10-K and in its Form 10-Q for the period ended March 31, 2009.

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

(Unaudited)

(In millions, except per-unit amounts)

	Spectra Energy Partners, LP	NOARK Pipeline System, Limited Partnership	Pro Forma Adjustments		Pro Forma Spectra Energy Partners, LP
Operating Revenues
Transportation of natural gas	$107.0	$50.2	$—		$157.2
Storage of natural gas and other	17.9	12.2	—		30.1

Total operating revenues	124.9	62.4	—		187.3

Operating Expenses
Operating, maintenance and other	43.6	16.2	—		59.8
Depreciation and amortization	26.3	4.2	—		30.5
Property and other taxes	3.1	—	—		3.1
Other asset impairment loss	—	17.7	—		17.7

Total operating expenses	73.0	38.1	—		111.1

Operating Income	51.9	24.3	—		76.2

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	61.4	—	—		61.4
Other income and expenses, net	0.9	1.4	—		2.3

Total other income and expenses	62.3	1.4	—		63.7

Interest Income	3.5	—	—		3.5

Interest Expense	17.8	0.1	3.2	(a)	21.1

Earnings Before Income Taxes	99.9	25.6	(3.2)		122.3

Income Tax Benefit	(1.4)	—	—		(1.4)

Net Income	$101.3	$25.6	$(3.2)		$123.7

Basic and diluted net income per limited partner unit	$1.40	n/a	n/a		$1.52
Weighted average limited partners units outstanding — basic and diluted	69.4	n/a	9.3	(b)	78.7

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2009

(Unaudited)

(In millions, except per-unit amounts)

	Spectra Energy Partners, LP	NOARK Pipeline System, Limited Partnership	Pro Forma Adjustments		Pro Forma Spectra Energy Partners, LP
Operating Revenues
Transportation of natural gas	$30.4	$15.0	$—		$45.4
Storage of natural gas and other	5.2	1.0	—		6.2

Total operating revenues	35.6	16.0	—		51.6

Operating Expenses
Operating, maintenance and other	10.8	5.8	—		16.6
Depreciation and amortization	6.7	1.1	—		7.8
Property and other taxes	2.1	—	—		2.1

Total operating expenses	19.6	6.9	—		26.5

Operating Income	16.0	9.1	—		25.1

Other Income and Expenses
Equity in earnings of unconsolidated affiliates	16.8	—	—		16.8
Other income and expenses, net	—	—	—		—

Total other income and expenses	16.8	—	—		16.8

Interest Income	0.1	—	—		0.1

Interest Expense	4.0	—	0.6	(a)	4.6

Earnings Before Income Taxes	28.9	9.1	(0.6)		37.4

Income Tax Expense	0.4	—	—		0.4

Net Income	$28.5	$9.1	$(0.6)		$37.0

Basic and diluted net income per limited partner unit	$0.39	n/a	n/a		$0.46
Weighted average limited partners units outstanding — basic and diluted	70.5	n/a	7.4	(b)	77.9

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2009

(Unaudited)

(In millions)

	Spectra Energy Partners, LP	NOARK Pipeline System, Limited Partnership	Pro Forma Adjustments		Pro Forma Spectra Energy Partners, LP
ASSETS

Current Assets
Cash and cash equivalents	$49.2	$—	$(6.5	)(c)	$42.7
Receivables, net	18.8	6.7	—		25.5
Other	2.9	0.2	—		3.1

Total current assets	70.9	6.9	(6.5)		71.3

Investments and Other Assets
Investments in unconsolidated affiliates	588.5	—	—		588.5
Goodwill	118.3	—	146.0	(c)	264.3

Total investments and other assets	706.8	—	146.0		852.8

Property, Plant and Equipment
Cost	967.2	255.9	(103.0	)(c)	1,120.1
Less accumulated depreciation and amortization	158.1	10.4	—		168.5

Net property, plant and equipment	809.1	245.5	(103.0)		951.6

Regulatory Assets and Deferred Debits	10.4	5.6	—		16.0

Total Assets	$1,597.2	$258.0	$36.5		$1,891.7

SPECTRA ENERGY PARTNERS, LP

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2009

(Unaudited)

(In millions)

	Spectra Energy Partners, LP	NOARK Pipeline System, Limited Partnership	Pro Forma Adjustments		Pro Forma Spectra Energy Partners, LP
LIABILITIES AND PARTNERS’ CAPITAL

Current Liabilities
Accounts payable	$7.9	$2.4	$—		$10.3
Taxes accrued	1.5	—	—		1.5
Interest accrued	2.7	—	—		2.7
Note payable—affiliates	50.0	—	70.0	(c)	50.0
			(70.0	)(d)
Other	5.7	4.1	—		9.8

Total current liabilities	67.8	6.5	—		74.3

Long-term Debt	390.0	—	218.0	(c)	465.8
			(142.2	)(d)

Deferred Credits and Other Liabilities
Deferred income taxes	9.1	—	—		9.1
Other	10.7	—	—		10.7

Total deferred credits and other liabilities	19.8	—	—		19.8

Commitments and Contingencies

Partners’ Capital
Common units	796.8	—	207.8	(d)	1,004.6
Subordinated units	305.8	—	—		305.8
General partner units	21.3	—	4.4	(d)	25.7
Members’ equity	—	251.5	(251.5	)(c)	—
Accumulated other comprehensive loss	(4.3)	—	—		(4.3)

Total partners’ capital	1,119.6	251.5	(39.3)		1,331.8

Total Liabilities and Partners’ Capital	$1,597.2	$258.0	$36.5		$1,891.7

(a)	Reflects interest expense that would have been incurred related to net borrowings of $75.8 million to fund the NOARK acquisition on our bank credit facility and our credit facility with Spectra Energy Corp. The net borrowings of $75.8 million consist of $218.0 million drawn on our bank credit facility and $70.0 million drawn on the credit facility with Spectra Energy Corp offset by net proceeds of $212.2 million from the issuance of SEP units 23 days later. The revolving credit facility bears interest based on the one month London InterBank Offered Rate (LIBOR). The credit facility with Spectra Energy Corp bears interest at a fixed rate of 9.75%. Interest was calculated using actual LIBOR rates throughout 2008 and the first quarter of 2009.

(b)	Reflects the weighted average additional limited partner units issued subsequent to the acquisition of NOARK as if the units had been issued 23 days after the assumed pro forma acquisition date. The acquisition of NOARK was initially funded with debt and cash on hand. The transaction was refinanced to reflect a combination of debt and equity which is more consistent with our targeted capital structure.

The following tables present our net income per limited partner unit calculation:

	Year Ended December 31, 2008
	Historical	Pro Forma
	(In millions, except per-unit amounts)
Net income	$101.3	$123.7
Less:
Net income attributable to predecessor operations	1.6	1.6
General partner’s interest in net income—2%	2.0	2.4
General partner’s interest in net income attributable to incentive distribution rights	0.5	0.4

Limited partners’ interest in net income	$97.2	$119.3

Net income allocable to common units	$66.9	$86.5
Net income allocable to subordinated units	30.3	32.8

Limited partners’ interest in net income	$97.2	$119.3

Weighted average limited partner units outstanding—basic and diluted
Common units	47.8	57.1
Subordinated units	21.6	21.6

Total	69.4	78.7

Net income per limited partner unit—basic and diluted
Common units	$1.40	$1.52
Subordinated units	$1.40	$1.52

	Three Months Ended March 31, 2009
	Historical	Pro Forma
	(In millions, except per-unit amounts)
Net income	$28.5	$37.0
Less:
General partner’s interest in net income—2%	0.5	0.7
General partner’s interest in net income attributable to incentive distribution rights	0.3	0.5

Limited partners’ interest in net income	$27.7	$35.8

Net income allocable to common units	$19.2	$25.9
Net income allocable to subordinated units	8.5	9.9

Limited partners’ interest in net income	$27.7	$35.8

Weighted average limited partner units outstanding—basic and diluted
Common units	48.9	56.3
Subordinated units	21.6	21.6

Total	70.5	77.9

Net income per limited partner unit—basic and diluted
Common units	$0.39	$0.46
Subordinated units	$0.39	$0.46
(c)	Reflects the acquisition of NOARK purchased with:
(i)	cash on hand,
(ii)	credit facility borrowing from Spectra Energy Corp,
(iii)	borrowing under our bank credit facility and
(iv)	the preliminary purchase price adjustment to property, plant & equipment and the allocation of the excess purchase price to goodwill.
(d)	Reflects $212.2 million of proceeds from the issuance of 9.8 million SEP limited partner units and 0.2 million SEP general partner units assumed to be issued at the March 31, 2009 pro forma acquisition date. The proceeds from the issuance of units was used to pay off the $70.0 million borrowed under the credit facility with Spectra Energy Corp and $142.2 million of the debt incurred under our bank credit facility.

As of March 31, 2009, no material transaction costs had been incurred for this acquisition. SEP expects to incur approximately $3.0 million of costs associated with the acquisition of NOARK over the twelve months subsequent to March 31, 2009.